Exhibit 99.2

Quarterly Supplemental Information

VEREIT

Fourth Quarter 2020

VER
LISTED
NYSE

A real estate operating company which owns single-tenant commercial properties.

Disciplined. Transparent. Consistent.

www.VEREIT.com

Walgreens
PHARMACY
PHARMACY

FedEx

THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE

amazon

Q4 2020 SUPPLEMENTAL INFORMATION

VEREIT Supplemental Information
December 31, 2020

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 2

Q4 2020 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended December 31, 2020, unless otherwise indicated. Certain balances have been reclassified to conform with the current period's presentations, including partnership fees earned from services provided to our unconsolidated joint ventures, which were previously included in other income, net. The Company effected a one-for-five reverse stock split of its common stock after markets closed on December 17, 2020, whereby every five shares of VEREIT's issued and outstanding shares of common stock, $0.01 par value per share, were converted into one share of common stock, $0.01 par value per share. Prior period shares and per share amounts have been updated to reflect the reverse stock split. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT, Inc.'s (the "Company," "VEREIT," "us," "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the periods ended September 30, 2020, June 30, 2020, and March 31, 2020.
The novel coronavirus ("COVID-19") pandemic has impacted all states where our tenants operate their businesses or where our properties are located, and measures taken to prevent or remediate COVID-19, including “shelter-in-place” or “stay-at-home” orders, other quarantine mandates and restrictions on the operations of certain types of businesses issued by local, state or federal authorities, have had an adverse effect on our business and the businesses of our tenants. While our business was not materially impacted during the year ended December 31, 2020 by the COVID-19 pandemic, our rent collection was impacted and for the fourth quarter was 98% of rental revenue. The full extent of the future impact of the COVID-19 pandemic on our business, financial condition, liquidity and results of operations is uncertain.
The table below summarizes the impact of deferred rent, abatements and reductions to rental revenue as a result of the COVID-19 pandemic on certain non-GAAP measures (dollars in thousands).

	Year Ended	Three Months Ended
	December 31, 2020	December 31, 2020	September 30, 2020	June 30, 2020
Deferred rent included in FFO, AFFO, EBITDAre, Normalized EBITDA and Cash NOI (1)	$17,941	$132	$4,250	$13,559
Abatements (2)	$18,315	$607	$6,524	$11,184
Reductions to rental revenue due to:
Rent not probable of collection, net (3)	$13,378	$5,479	$4,089	$3,810
General allowance	9,617	3,584	5,122	911
Reductions to rental revenue - FFO, AFFO, and Cash NOI	$22,995	$9,063	$9,211	$4,721
Straight-line rent receivable reserves	3,529	(1,129)	999	3,659
Reductions to rental revenue - EBITDAre and Normalized EBITDA	$26,524	$7,934	$10,210	$8,380
___________________________________
(1)Includes rental revenue related to deferral agreements executed through February 16, 2021, which qualify for the COVID-19 Lease Concessions Relief. As of December 31, 2020, the Company had collected $6.2 million of deferred rent.
(2)Abatements were accounted for as lease modifications under ASC 842.
(3)Rental revenue will be recognized as cash is received.

In the second quarter of 2020, the Company updated its definition of Normalized EBITDA to include the impact of straight-line rent, in order to be consistent with peer companies. The Company recast the data presented for prior periods, including ratios impacted by the change.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2020 SUPPLEMENTAL INFORMATION

Forward-Looking Statements

Information set forth herein contains “forward-looking statements” which reflect the Company's expectations and projections regarding future events and plans, the Company's future financial condition, results of operations, liquidity and business, including leasing and occupancy, acquisitions, dispositions, rent receipts, rent relief requests, rent relief granted, the payment of future dividends, the Company's growth and the impact of COVID-19 on the Company's business. Generally, the words "anticipates," "assumes," "believes," "continues," "could," "estimates," "expects," "goals," "intends," "may," "plans," "projects," "seeks," "should," "targets," "will," variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are based on information currently available and involve a number of known and unknown assumptions and risks, uncertainties and other factors, which are difficult to predict and beyond the Company's control, that could cause actual events and plans or could cause the Company's business, financial condition, liquidity and results of operations to differ materially from those expressed or implied in the forward-looking statements. Further, information regarding historical rent collections should not serve as an indication of future rent collections.

The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the Company's ability to meet its 2021 guidance; the duration and extent of the impact of COVID-19 on our business and the businesses of our tenants (including their ability to timely make rental payments) and the economy generally; federal, state, or local legislation or regulation that could impact the timely payment of rent by tenants in light of COVID-19; the Company's ability to renew leases, lease vacant space or re-lease space as leases expire on favorable terms or at all; risks associated with tenant, geographic and industry concentrations with respect to the Company's properties; risks accompanying the management of its industrial and office partnerships; the impact of impairment charges in respect of certain of the Company's properties; unexpected costs or liabilities that may arise from potential dispositions, including related to limited partnership, tenant-in-common and Delaware statutory trust real estate programs and the Company's management with respect to such programs; competition in the acquisition and disposition of properties and in the leasing of its properties including that the Company may be unable to acquire, dispose of, or lease properties on advantageous terms or at all; risks associated with bankruptcies or insolvencies of tenants, from tenant defaults generally or from the unpredictability of the business plans and financial condition of the Company's tenants, which are heightened as a result of the COVID-19 pandemic; the Company's ability to access capital markets (including on attractive terms) as a result of the impact of COVID-19; risks associated with the Company's substantial indebtedness, including that such indebtedness may affect the Company's ability to pay dividends and that the terms and restrictions within the agreements governing the Company's indebtedness may restrict its borrowing and operating flexibility; the ability to retain or hire key personnel; and the continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in the Company's filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2020 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

VEREIT is a real estate company incorporated in Maryland on December 2, 2010, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes.

VEREIT is a full-service real estate operating company which owns and manages one of the largest portfolios of single-tenant commercial properties in the U.S. VEREIT's business model provides equity capital to creditworthy corporations in return for long-term leases on their properties. The Company targets properties that are strategically located and essential to the business operations of the tenant, as well as retail properties that offer necessity- and value-oriented products or services. At December 31, 2020, approximately 38.7% of the Company's Annualized Rental Income was earned from Investment-Grade Tenants, Economic Occupancy Rate was 98.1% and the Weighted Average Remaining Lease Term was 8.4 years.

Tenants, Trademarks and Logos
VEREIT is not affiliated with, is not endorsed by, does not endorse and is not sponsored by or a sponsor of the products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2020 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Michael J. Bartolotta, Executive Vice President and Chief Financial Officer	David B. Henry, Independent Director

Lauren Goldberg, Executive Vice President, General Counsel and Secretary	Mary Hogan Preusse, Independent Director

Paul H. McDowell, Executive Vice President and Chief Operating Officer	Richard J. Lieb, Independent Director

Thomas W. Roberts, Executive Vice President and Chief Investment Officer	Eugene A. Pinover, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Julie G. Richardson, Independent Director

Glenn J. Rufrano, Chief Executive Officer and Director

Corporate Offices and Contact Information

2325 E. Camelback Road, 9th Floor	19 West 44th Street, Suite 1401
Phoenix, AZ 85016	New York, NY 10036
800-606-3610	212-413-9100
www.VEREIT.com

Trading Symbols: VER, VER PRF

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
462 South 4th Street, Suite 1600
Louisville, KY 40202
855-866- 0787

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2020 SUPPLEMENTAL INFORMATION

Annual Financial Summary (unaudited, dollars in thousands, except share and per share amounts)

The following table summarizes the Company's financial results for the years ended December 31, 2020 and 2019, and portfolio metrics as of December 31, 2020 and 2019.

	Year Ended December 31,
	2020	2019
Financial Results
Total revenues (1)	$1,161,366	$1,238,054
Net income (loss) (1)	$201,219	$(307,106)
Basic and diluted net income (loss) per share attributable to common stockholders and limited partners (1)	$0.72	$(1.85)
Normalized EBITDA	$995,332	$1,065,777
FFO attributable to common stockholders and limited partners	$578,311	$(138,372)
FFO attributable to common stockholders and limited partners per diluted share	$2.65	$(0.68)
AFFO attributable to common stockholders and limited partners	$678,402	$706,935
AFFO attributable to common stockholders and limited partners per diluted share	$3.11	$3.47
Dividends declared per common share	$1.84	$2.75
Weighted-average shares outstanding - diluted	217,862,005	203,646,958

Portfolio Metrics
Operating Properties	3,831	3,858
Rentable Square Feet (in thousands)	89,493	89,491
Economic Occupancy Rate	98.1%	99.1%
Weighted Average Remaining Lease Term (years)	8.4	8.3
Investment-Grade Tenants	38.7%	38.6%
___________________________________
(1)Included in our audited financial statements presented in our Annual Report on Form 10-K.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2020 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary (unaudited, dollars in thousands, except share and per share amounts)

The following table summarizes the Company's quarterly financial results and portfolio metrics.

	Three Months Ended
Financial Results	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Total revenues	$287,909	$295,278	$278,997	$299,182	$305,685
Net (loss) income	$(37,866)	$97,983	$54,239	$86,863	$71,168
Basic and diluted net (loss) income per share attributable to common stockholders and limited partners	$(0.21)	$0.40	$0.19	$0.34	$0.26
Normalized EBITDA	$246,689	$252,933	$238,479	$257,231	$261,538
FFO attributable to common stockholders and limited partners	$69,313	$171,233	$155,943	$181,822	$149,433
FFO attributable to common stockholders and limited partners per diluted share	$0.31	$0.79	$0.72	$0.84	$0.69
AFFO attributable to common stockholders and limited partners	$169,798	$166,547	$161,083	$180,974	$173,853
AFFO attributable to common stockholders and limited partners per diluted share	$0.76	$0.77	$0.75	$0.84	$0.81
Dividends declared per common share	$0.39	$0.39	$0.39	$0.69	$0.69
Weighted-average shares outstanding - diluted	222,511,425	217,027,675	215,910,613	215,950,248	215,529,411

Portfolio Metrics
Operating Properties	3,831	3,820	3,836	3,853	3,858
Rentable Square Feet (in thousands)	89,493	88,869	88,947	89,539	89,491
Economic Occupancy Rate	98.1%	98.5%	98.8%	99.1%	99.1%
Weighted Average Remaining Lease Term (years)	8.4	8.4	8.5	8.3	8.3
Investment-Grade Tenants (1)	38.7%	37.7%	37.0%	36.7%	38.6%
___________________________________
(1)The weighted-average credit rating of our investment-grade tenants was BBB+ as of December 31, 2020.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2020 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Interest Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$63,153	$64,713	$63,636	$63,123	$66,292
Normalized EBITDA (2)	246,689	252,933	238,479	257,231	261,538
Interest Coverage Ratio	3.91x	3.91x	3.75x	4.08x	3.95x

Fixed Charge Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$63,153	$64,713	$63,636	$63,123	$66,292
Secured debt principal amortization	858	834	861	1,071	2,360
Dividends attributable to preferred shares	7,923	10,771	12,948	12,948	15,964
Total fixed charges	71,934	76,318	77,445	77,142	84,616
Normalized EBITDA (2)	246,689	252,933	238,479	257,231	261,538
Fixed Charge Coverage Ratio	3.43x	3.31x	3.08x	3.33x	3.09x

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net Debt Ratios
Net Debt (3)	$5,564,553	$5,832,236	$5,804,109	$5,815,734	$5,790,308
Normalized EBITDA annualized	986,756	1,011,732	953,916	1,028,924	1,046,152
Net Debt to Normalized EBITDA annualized ratio	5.64x	5.76x	6.08x	5.65x	5.53x

Net Debt (3)	$5,564,553	$5,832,236	$5,804,109	$5,815,734	$5,790,308
Gross Real Estate Investments (3)	14,646,970	14,621,857	14,704,629	14,781,956	14,775,948
Net Debt Leverage Ratio	38.0%	39.9%	39.5%	39.3%	39.2%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments	$11,968,277	$11,936,645	$11,933,717	$12,005,190	$11,681,648
Gross Real Estate Investments (3)	14,646,970	14,621,857	14,704,629	14,781,956	14,775,948
Unencumbered Asset Ratio	81.7%	81.6%	81.2%	81.2%	79.1%
___________________________________
(1)Refer to the Statements of Operations section for interest expense calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure.
(2)Refer to the Statements of Operations section for net income calculated in accordance with GAAP and to the EBITDAre and Normalized EBITDA section for the required reconciliation to the most directly comparable GAAP financial measure.
(3)Refer to the Balance Sheets section for total debt and real estate investments, at cost calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2020 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	57.0%

Corporate bonds	30.5%

Mortgage notes payable	8.7%

Preferred equity	3.1%

Proportionate share of amounts for Unconsolidated Joint Ventures	0.7%

Fixed vs. Variable Rate Debt

Fixed	99.4%
Variable	0.6%

VEREIT Capitalization Table
	Wtd. Avg. Maturity (Years)	Rate (1)	December 31, 2020
Diluted shares outstanding			229,771
Stock price			$37.79
Implied Equity Market Capitalization			$8,683,046

Series F Perpetual Preferred (2)		6.70%	$473,025

Mortgage notes payable	2.1	4.99%	1,333,195
Proportionate share of amounts for Unconsolidated Joint Ventures	4.1	2.95%	106,516
Total secured debt	2.2	4.84%	$1,439,711

Corporate bonds due 2024	3.1	4.60%	500,000
Corporate bonds due 2025	4.8	4.63%	550,000
Corporate bonds due 2026	5.4	4.88%	600,000
Corporate bonds due 2027	6.6	3.95%	600,000
Corporate bonds due January 2028	7.0	3.40%	600,000
Corporate bonds due June 2028	7.5	2.20%	500,000
Corporate bonds due 2029	9.0	3.10%	600,000
Corporate bonds due 2032	12.0	2.85%	700,000
Total unsecured debt	7.1	3.68%	$4,650,000

Total Adjusted Principal Outstanding	6.0	3.96%	$6,089,711

Total Capitalization			$15,245,782
Less: Cash and cash equivalents			523,539
Less: Pro rata share of Unconsolidated Joint Ventures' cash and cash equivalents			1,619
Enterprise Value			$14,720,624

Net Debt/Enterprise Value			37.8%
Net Debt/Normalized EBITDA Annualized			5.64x
Net Debt + Preferred (2)/Normalized EBITDA Annualized			6.12x
Fixed Charge Coverage Ratio			3.43x
Liquidity (3)			$2,019,865
___________________________________
(1)Weighted average interest rate for variable rate debt represents the interest rate in effect as of December 31, 2020.
(2)Balance represents 18.9 million shares of Series F Preferred Stock (and 18.9 million corresponding general partner Series F Preferred Units) and 49,766 limited partner Series F Preferred Units outstanding at December 31, 2020, multiplied by the liquidation preference of $25 per share.
(3)Liquidity represents cash and cash equivalents of $523.5 million and approximately $1.5 billion available capacity on our $1.5 billion revolving credit facility. Available capacity on our revolving credit facility is reduced by letters of credit outstanding of $3.7 million at December 31, 2020.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2020 SUPPLEMENTAL INFORMATION

Balance Sheets (unaudited, in thousands)

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Assets
Real estate investments, at cost:
Land	$2,699,110	$2,691,122	$2,705,149	$2,715,625	$2,738,679
Buildings, fixtures and improvements	10,032,055	10,046,076	10,117,636	10,135,933	10,200,550
Intangible lease assets	1,872,461	1,872,899	1,891,831	1,899,900	1,904,641
Total real estate investments, at cost	14,603,626	14,610,097	14,714,616	14,751,458	14,843,870
Less: accumulated depreciation and amortization	3,863,732	3,829,368	3,756,132	3,659,980	3,594,247
Total real estate investments, net	10,739,894	10,780,729	10,958,484	11,091,478	11,249,623
Operating lease right-of-use assets	195,518	205,346	208,037	211,187	215,227
Investment in unconsolidated entities	81,639	100,339	86,300	78,718	68,825
Cash and cash equivalents	523,539	207,321	278,883	600,945	12,921
Restricted cash	13,842	14,955	21,203	18,720	20,959
Rent and tenant receivables and other assets, net	366,620	391,239	382,409	345,103	348,395
Goodwill	1,337,773	1,337,773	1,337,773	1,337,773	1,337,773
Real estate assets held for sale, net	65,583	1,896	48,093	88,513	26,957
Total assets	$13,324,408	$13,039,598	$13,321,182	$13,772,437	$13,280,680

Liabilities and Equity
Mortgage notes payable, net	$1,328,835	$1,330,174	$1,393,652	$1,405,701	$1,528,134
Corporate bonds, net	4,584,230	3,406,389	3,404,935	2,814,474	2,813,739
Convertible debt, net	—	252,077	270,152	319,120	318,183
Credit facility, net	—	896,630	896,314	1,767,306	1,045,669
Below-market lease liabilities, net	120,938	124,009	130,208	134,410	143,583
Accounts payable and accrued expenses	117,015	112,101	112,551	125,358	126,320
Derivative, deferred rent and other liabilities	63,204	162,952	161,538	146,893	90,349
Distributions payable	89,514	85,420	85,231	150,493	150,364
Operating lease liabilities	209,104	214,102	215,322	217,567	221,061
Total liabilities	6,512,840	6,583,854	6,669,903	7,081,322	6,437,402

Series F preferred stock	189	189	309	309	309
Common stock	2,289	2,183	2,156	2,156	2,153
Additional paid-in capital	13,449,412	13,057,408	13,264,911	13,261,069	13,260,577
Accumulated other comprehensive loss	536	(97,008)	(106,109)	(104,217)	(27,670)
Accumulated deficit	(6,648,028)	(6,514,171)	(6,517,303)	(6,475,568)	(6,399,626)
Total stockholders' equity	6,804,398	6,448,601	6,643,964	6,683,749	6,835,743
Non-controlling interests	7,170	7,143	7,315	7,366	7,535
Total equity	6,811,568	6,455,744	6,651,279	6,691,115	6,843,278
Total liabilities and equity	$13,324,408	$13,039,598	$13,321,182	$13,772,437	$13,280,680

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2020 SUPPLEMENTAL INFORMATION

Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Revenues:
Rental	$287,431	$293,692	$278,576	$298,586	$305,363
Fees from managed partnerships	478	1,586	421	596	322
Total revenues	287,909	295,278	278,997	299,182	305,685
Operating expenses:
Acquisition-related	1,048	1,050	1,169	1,523	1,168
Litigation and non-routine costs, net	10,925	105	(118)	(8,564)	8,659
Property operating	31,979	31,400	29,098	30,490	34,066
General and administrative	15,399	14,774	16,120	15,056	16,966
Depreciation and amortization	108,138	109,191	110,599	124,080	112,307
Impairments	28,204	16,397	12,094	8,380	22,851
Restructuring	—	—	—	—	356
Total operating expenses	195,693	172,917	168,962	170,965	196,373
Other income (expense):
Interest expense	(68,416)	(66,935)	(65,613)	(64,696)	(69,628)
(Loss) gain on extinguishment and forgiveness of debt, net	(67)	61	(200)	(1,280)	(17,413)
Other income, net	5,584	73	778	175	7,139
(Loss) on derivative instruments, net	(85,392)	—	—	—	—
Equity in income and gain on disposition of unconsolidated entities	1,133	663	1,497	246	936
Gain on disposition of real estate and held for sale assets, net	18,434	42,814	8,795	25,249	41,541
Total other (expenses) income, net	(128,724)	(23,324)	(54,743)	(40,306)	(37,425)
(Loss) income before taxes	(36,508)	99,037	55,292	87,911	71,887
Provision for income taxes	(1,358)	(1,054)	(1,053)	(1,048)	(719)
Net (loss) income	(37,866)	97,983	54,239	86,863	71,168
Net loss (income) attributable to non-controlling interests	46	(51)	(31)	(55)	(43)
Net (loss) income attributable to the General Partner	$(37,820)	$97,932	$54,208	$86,808	$71,125

Basic and diluted net (loss) income per share attributable to common stockholders and limited partners	$(0.21)	$0.40	$0.19	$0.34	$0.26

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2020 SUPPLEMENTAL INFORMATION

Funds From Operations (FFO) (unaudited, in thousands, except share and per share data)

	Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net (loss) income	$(37,866)	$97,983	$54,239	$86,863	$71,168
Dividends on Series F Preferred Stock	(7,923)	(10,771)	(12,948)	(12,948)	(15,964)
Gain on disposition of real estate assets, net	(18,965)	(42,814)	(8,795)	(25,249)	(41,541)
Depreciation and amortization of real estate assets	107,758	108,803	110,207	123,645	111,892
Impairment of real estate	24,852	16,397	12,094	8,380	22,851
Proportionate share of adjustments for unconsolidated entities	1,457	1,635	1,146	1,131	1,027
FFO attributable to common stockholders and limited partners	$69,313	$171,233	$155,943	$181,822	$149,433

Weighted-average shares outstanding - basic	222,152,574	216,737,561	215,673,313	215,587,560	214,125,180
Effect of weighted-average Limited Partner OP Units and dilutive securities (1)	358,851	290,114	237,300	362,688	1,404,231
Weighted-average shares outstanding - diluted (2)	222,511,425	217,027,675	215,910,613	215,950,248	215,529,411

FFO attributable to common stockholders and limited partners per diluted share (3)	$0.31	$0.79	$0.72	$0.84	$0.69
___________________________________
(1)Amount is reduced by 4.0 million limited partner OP Units that were surrendered and canceled during the three months ended December 31, 2019 due to the settlement of the Company's class action litigation. Dilutive securities include unvested restricted stock units and stock options.
(2)Weighted-average shares for all periods presented exclude the effect of the Company's convertible debt which was fully repaid in cash as of December 31, 2020 and the underlying restricted stock units that would not have met the vesting criteria based on certain performance targets as of the end of the respective reporting period.
(3)Refer to the Statements of Operations section for basic and diluted net income (loss) per share attributable to common stockholders and limited partners.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 13

Q4 2020 SUPPLEMENTAL INFORMATION

Adjusted Funds From Operations (AFFO) (unaudited, in thousands, except share and per share data)

	Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
FFO attributable to common stockholders and limited partners	$69,313	$171,233	$155,943	$181,822	$149,433

Acquisition-related expenses	1,048	1,050	1,169	1,523	1,168
Litigation and non-routine costs, net	10,925	105	(118)	(8,564)	8,659
Impairment of intangibles and right of use assets	3,352	—	—	—	—
Payments received on fully reserved loans	—	—	—	—	(133)
(Gain) loss on investments	(313)	(76)	142	541	—
Loss on derivative instruments, net	85,392	—	—	—	—
Amortization of premiums and discounts on debt and investments, net	(193)	(201)	(362)	(689)	(1,479)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,428	393	788	748	504
Net direct financing lease adjustments	379	381	372	365	387
Amortization and write-off of deferred financing costs	6,262	3,114	2,898	2,841	5,305
Loss (gain) on extinguishment and forgiveness of debt, net	67	(61)	200	1,280	17,413
Straight-line rent	(7,108)	(12,595)	(3,404)	(2,054)	(7,107)
Equity-based compensation	2,952	2,991	3,857	2,602	2,934
Restructuring expenses	—	—	—	—	356
Other adjustments, net	(3,536)	379	441	228	(3,097)
Proportionate share of adjustments for unconsolidated entities	(170)	(166)	(843)	331	(493)
Adjustment for Excluded Properties	—	—	—	—	3
AFFO attributable to common stockholders and limited partners (1)	$169,798	$166,547	$161,083	$180,974	$173,853

Weighted-average shares outstanding - basic	222,152,574	216,737,561	215,673,313	215,587,560	214,125,180
Effect of weighted-average Limited Partner OP Units and dilutive securities (2)	358,851	290,114	237,300	362,688	1,404,231
Weighted-average shares outstanding - diluted (3)	222,511,425	217,027,675	215,910,613	215,950,248	215,529,411

AFFO attributable to common stockholders and limited partners per diluted share (4)	$0.76	$0.77	$0.75	$0.84	$0.81
___________________________________
(1)Refer to the About the Data section for discussion of the impact of deferred rent, abatements and reductions to rental revenue as a result of the COVID-19 pandemic.
(2)Amount is reduced by 4.0 million limited partner OP Units that were surrendered and canceled during the three months ended December 31, 2019 due to the settlement of the Company's class action litigation. Dilutive securities include unvested restricted stock units and stock options.
(3)Weighted-average shares for all periods presented exclude the effect of the Company's convertible debt which was fully repaid in cash as of December 31, 2020 and the underlying restricted stock units that would not have met the vesting criteria based on certain performance targets as of the end of the respective reporting period.
(4)Refer to the Statements of Operations section for basic and diluted net income (loss) per share attributable to common stockholders and limited partners.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 14

Q4 2020 SUPPLEMENTAL INFORMATION

EBITDAre and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net (loss) income	$(37,866)	$97,983	$54,239	$86,863	$71,168
Adjustments:
Interest expense	68,416	66,935	65,613	64,696	69,628
Depreciation and amortization	108,138	109,191	110,599	124,080	112,307
Provision for income taxes	1,358	1,054	1,053	1,048	719
Proportionate share of adjustments for unconsolidated entities	2,443	2,451	1,775	1,761	1,603
Gain on disposition of real estate assets, net	(18,965)	(42,814)	(8,795)	(25,249)	(41,541)
Impairment of real estate	24,852	16,397	12,094	8,380	22,851
EBITDAre	$148,376	$251,197	$236,578	$261,579	$236,735
Impairment of intangibles and right of use assets	3,352	—	—	—	—
Payments received on fully reserved loans	—	—	—	—	(133)
Acquisition-related expenses	1,048	1,050	1,169	1,523	1,168
Litigation and non-routine costs, net	10,925	105	(118)	(8,564)	8,659
(Gain) loss on investments	(313)	(76)	142	541	—
Loss on derivative instruments, net	85,392	—	—	—	—
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,428	393	788	748	504
Loss (gain) on extinguishment and forgiveness of debt, net	67	(61)	200	1,280	17,413
Net direct financing lease adjustments	379	381	372	365	387
Restructuring expenses	—	—	—	—	356
Other adjustments, net	(3,919)	(8)	54	(205)	(3,511)
Proportionate share of adjustments for unconsolidated entities	(46)	(48)	(706)	(36)	(43)
Adjustment for Excluded Properties	—	—	—	—	3
Normalized EBITDA (1)	$246,689	$252,933	$238,479	$257,231	$261,538
___________________________________
(1)Refer to the About the Data section for discussion of the impact of deferred rent, abatements and reductions to rental revenue as a result of the COVID-19 pandemic.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 15

Q4 2020 SUPPLEMENTAL INFORMATION

Net Operating Income (unaudited, dollars in thousands)

NOI and Cash NOI

	Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Rental revenue - as reported (1)	$287,431	$293,692	$278,576	$298,586	$305,363
Property operating expense - as reported	(31,979)	(31,400)	(29,098)	(30,490)	(34,066)
NOI	255,452	262,292	249,478	268,096	271,297
Adjustments:
Straight-line rent	(7,108)	(12,595)	(3,404)	(2,054)	(7,107)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,428	393	788	748	504
Net direct financing lease adjustments	379	381	372	365	387
Proportionate share of amounts for Unconsolidated Joint Ventures	2,799	2,876	2,475	2,404	1,920
Adjustment for Excluded Properties	—	—	—	—	3
Cash NOI (2)	$252,950	$253,347	$249,709	$269,559	$267,004
___________________________________
(1)Rental revenue includes percentage rent of $2.9 million, $1.0 million, $1.4 million, $1.4 million and $1.4 million for the three months ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, and December 31, 2019, respectively.
(2)Refer to the About the Data section for discussion of the impact of deferred rent, abatements and reductions to rental revenue as a result of the COVID-19 pandemic.

Normalized Cash NOI

Three Months Ended
December 31, 2020
Cash NOI	$252,950
Adjustments for intra-quarter acquisitions and dispositions (1)	1,675
Normalized Cash NOI	$254,625
___________________________________
(1)The adjustment eliminates Cash NOI for properties acquired during the three months ended December 31, 2020 and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. The adjustment also eliminates Cash NOI for properties disposed of during the three months ended December 31, 2020. The adjustment includes the impact of changes in property ownership percentage during the period.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 16

Q4 2020 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that we refer to as "same store." In determining the same store property pool, we include Operating Properties that were owned for the entirety of both the current and prior reporting periods, except for properties that during the current or prior period were under development or redevelopment.
The following tables show the Company's same store portfolio statistics, which for the year ended December 31, 2020 included 3,711(1) Operating Properties with 83.9 million aggregate square feet, acquired prior to January 1, 2019 and owned through December 31, 2020, and for the three months ended December 31, 2020 included 3,754(2) Operating Properties, with 85.8 million aggregate square feet, acquired prior to October 1, 2019 and owned through December 31, 2020.

Year Ended December 31, 2020:

	Year Ended December 31,		Increase/(Decrease)
	2020	2019	$ Change	% Change
Contract Rental Revenue	$995,467	$1,022,175	$(26,708)	(2.6)%
Economic Occupancy Rate	98.0%	99.3%	N/A	(1.3)%

		Contract Rental Revenue
	Number of	Year Ended December 31,		Increase/(Decrease)
	Properties	2020	2019	$ Change	% Change
Retail	1,968	$439,538	$443,967	$(4,429)	(1.0)%
Restaurant	1,521	194,847	217,975	(23,128)	(10.6)%
Industrial	143	174,991	173,357	1,634	0.9%
Office	71	185,928	186,713	(785)	(0.4)%
Other (3)	8	163	163	—	—%
Total	3,711	$995,467	$1,022,175	$(26,708)	(2.6)%

Three Months Ended December 31, 2020:

	Three Months Ended December 31,		Increase/(Decrease)
	2020	2019	$ Change	% Change
Contract Rental Revenue	$258,928	$261,706	$(2,778)	(1.1)%
Economic Occupancy Rate	98.0%	99.3%	N/A	(1.3)%

		Contract Rental Revenue
	Number of	Three Months Ended December 31,		Increase/(Decrease)
	Properties	2020	2019	$ Change	% Change
Retail	2,008	$115,088	$116,457	$(1,369)	(1.2)%
Restaurant	1,521	52,937	54,823	(1,886)	(3.4)%
Industrial	146	44,362	43,805	557	1.3%
Office	71	46,507	46,587	(80)	(0.2)%
Other (3)	8	34	34	—	—%
Total	3,754	$258,928	$261,706	$(2,778)	(1.1)%
___________________________________
(1)Development and expansion properties are included in the same store population if the placed in service date was prior to January 1, 2019.
(2)Development and expansion properties are included in the same store population if the placed in service date was prior to October 1, 2019.
(3)Other properties include billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 17

Q4 2020 SUPPLEMENTAL INFORMATION

Adjusted Principal Outstanding and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	2021	2022	2023	2024	2025	2026	2027	Thereafter
Mortgage notes payable	$1,333,195	$314,042	$266,951	$124,217	$621,021	$1,078	$1,138	$1,202	$3,546
Corporate bonds	4,650,000	—	—	—	500,000	550,000	600,000	600,000	2,400,000
Proportionate share of amounts for Unconsolidated Joint Ventures	106,516	—	—	20,510	53,850	—	—	32,156	—
Total Adjusted Principal Outstanding	$6,089,711	$314,042	$266,951	$144,727	$1,174,871	$551,078	$601,138	$633,358	$2,403,546

Debt Type	Percentage of Adjusted Principal Outstanding	Weighted-Average Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable	21.9%	4.99%	2.1
Corporate bonds	76.4%	3.68%	7.1
Proportionate share of amounts for Unconsolidated Joint Ventures	1.7%	2.95%	4.1
Total	100.0%	3.96%	6.0

Debt Type	Percentage of Adjusted Principal Outstanding	Weighted-Average Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	76.4%	3.68%	7.1
Total secured debt	23.6%	4.84%	2.2
Total	100.0%	3.96%	6.0

Total fixed-rate debt	99.4%	3.97%	6.0
Total variable-rate debt	0.6%	2.54%	1.4
Total	100.0%	3.96%	6.0

Preferred Equity	Balance (1)	Dividend Rate
Series F preferred stock	$473,025	6.7%
___________________________________
(1)Balance represents 18.9 million shares of Series F Preferred Stock (and 18.9 million corresponding general partner Series F Preferred Units) and 49,766 limited partner Series F Preferred Units outstanding at December 31, 2020, multiplied by the liquidation preference of $25 per share.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 18

Q4 2020 SUPPLEMENTAL INFORMATION

Adjusted Principal Outstanding and Preferred Equity Summary (cont.) (unaudited, dollars in millions)

Debt Maturities
$1,250
$1,000
$750
$500
$250
$0
$314
$267
$145
$1,175
$551
$601
$633
$1,101
$601
$701
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter
Mortgage notes payable
Corporate bonds
Proportionate share of amounts for Unconsolidated Joint Ventures

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 19

Q4 2020 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the bonds' governing documents, respectively. These calculations, which are not based on GAAP measurements, are presented to investors to show that the Company is in compliance with the financial covenants and are not measures of our liquidity or performance. As of December 31, 2020, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	December 31, 2020
Ratio of total indebtedness to total asset value	≤ 60%	37.8%
Ratio of adjusted EBITDA to fixed charges	≥ 1.5x	3.21x
Ratio of secured indebtedness to total asset value	≤ 45%	6.2%
Ratio of unsecured indebtedness to unencumbered asset value	≤ 60%	39.9%
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 1.75x	4.42x

Corporate Bond Key Covenants	Required	December 31, 2020
Limitation on incurrence of total debt	≤ 65%	38.6%
Limitation on incurrence of secured debt	≤ 40%	8.7%
Debt service coverage	≥ 1.5x	3.97x
Maintenance of total unencumbered assets	≥ 150%	274.9%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 20

Q4 2020 SUPPLEMENTAL INFORMATION

Acquisitions and Dispositions (unaudited, square feet and dollars in thousands)

Acquisitions
The following table summarizes the Company's acquisition activity during the three months ended December 31, 2020.

Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (1)	Weighted Average Cash Cap Rate	Purchase Price (2)
Retail	13	353	16.5	7.0%	$90,328
Industrial	11	566	18.3	6.7%	60,223
Land	—	—	N/A	N/A	450
Total real estate acquisitions	24	919	17.2	6.9%	$151,001
Mezzanine positions and other (3)				9.0%	27,043
Total acquisitions				7.2%	$178,044

Dispositions
The following table summarizes the Company's disposition activity and the related gains/losses during the three months ended December 31, 2020.

	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (4)	Weighted Average Cash Cap Rate (5)	Sale Price	Gain (Loss)
Retail	4	23	3.9	8.4%	$5,571	$934
Red Lobster	2	14	23.8	7.1%	4,650	399
Office	1	246	9.2	6.6%	52,750	17,456
Other restaurants	2	4	4.2	6.0%	765	433
Vacant and other (6)	5	45	N/A	N/A	210	(193)
Total real estate dispositions	14	332	9.7	6.8%	$63,946	$19,029
Held for sale assets						(595)
Total gain on disposition of real estate, net						$18,434
Mezzanine positions (7)				6.2%	14,621	4,662
Total dispositions				6.7%	$78,567
___________________________________
(1)Represents the remaining lease term from the date of acquisition.
(2)Excludes acquisition-related expenses capitalized.
(3)The Company acquired a mezzanine position in the development of one distribution center in which the Company is entitled to receive a cumulative preferred return of 9% per year on its contributions of $22.8 million, and purchased the unconsolidated joint venture partner's remaining interest in one retail unconsolidated joint venture for $4.2 million.
(4)Represents the remaining lease term from the date of sale.
(5)Excludes certain Cash Cap Rates considered not meaningful due to factors such as physical and economic vacancy or short remaining lease terms. Of the $78.6 million of dispositions, $77.3 million was used in the total weighted average Cash Cap Rate calculation of 6.7%.
(6)Represents four restaurant properties, of which three were vacant, that were relinquished to the ground lessor upon expiration or termination of the ground lease for no proceeds, and one vacant retail property.
(7)Sale price represents the Company's gross proceeds from loan repayment, interest, acquisition fees and the Company's share of proceeds from the sale of the underlying property. Gain represents the interest, acquisition fees and the Company's share of proceeds from the sale of the underlying property.
See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 21

Q4 2020 SUPPLEMENTAL INFORMATION

Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Rental Income)

Tenant Diversification

Red Lobster
4.8%
Dollar Tree/Family Dollar
3.6%
Dollar General
3.2%
Walgreens
3.0%
FedEx
2.7%
CVS
2.6%
BJ's Wholesale Club
1.9%
LA Fitness
1.9%
Albertson's
1.7%
PetSmart
1.6%

___________________________________________________
___________________________________________________

Lease Expirations

5.0%
6.4%
5.5%
11.0%
6.2%
7.8%
8.7%
6.5%
5.1%
5.3%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Geographic Diversification

Texas
12.1%
Ohio
6.2%
Florida
6.1%
Illinois
5.9%
Georgia
3.7%
California
3.7%
Indiana
3.6%
Pennsylvania
3.5%
North Carolina
3.2%
Michigan
3.2%

___________________________________________________

MSA Diversification
Chicago, IL
5.0%
Dallas, TX
3.8%
Atlanta, GA
2.3%
New York, NY
2.2%
Phoenix, AZ
2.1%
Houston, TX
2.0%
Boston, MA
1.9%
Philadelphia, PA
1.9%
Cincinnati, OH
1.7%
Indianapolis, IN
1.6%

___________________________________________________

Statistics (square feet in thousands)

Operating Properties	3,831
Rentable Square Feet	89,493
Economic Occupancy Rate	98.1%
Weighted Average Remaining Lease Term	8.4
Investment-Grade Tenants	38.7%
Flat leases	19.5%
NNN leases	63.5%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 22

Q4 2020 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Tenant Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	25	1,496	1.7%	$52,273	4.8%	CCC+
Dollar Tree/Family Dollar	116	3,381	3.8%	38,859	3.6%	BBB
Dollar General	404	3,743	4.2%	34,667	3.2%	BBB
Walgreens	93	1,321	1.5%	32,730	3.0%	BBB
FedEx	42	2,741	3.1%	28,914	2.7%	BBB
CVS	91	1,304	1.5%	28,774	2.6%	BBB
BJ's Wholesale Club	3	2,223	2.5%	20,800	1.9%	BB
LA Fitness	24	1,049	1.2%	20,418	1.9%	CCC+
Albertson's	26	1,536	1.7%	18,628	1.7%	BB-
PetSmart	14	886	1.0%	17,648	1.6%	B-
Total	838	19,680	22.2%	$293,711	27.0%

Tenant Industry Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Casual Dining	305	3,738	4.2%	$131,318	12.0%
Manufacturing	52	16,747	18.7%	97,913	9.0%
Restaurants - Quick Service	766	2,978	3.3%	93,014	8.5%
Retail - Discount	550	9,026	10.1%	90,430	8.3%
Retail - Pharmacy	199	3,025	3.4%	68,376	6.3%
Retail - Home & Garden	111	8,878	9.9%	65,158	6.0%
Retail - Grocery & Supermarket	69	4,300	4.8%	49,697	4.6%
Retail - Motor Vehicle	183	6,138	6.9%	48,848	4.5%
Entertainment & Recreation	37	1,675	1.9%	39,382	3.6%
Finance	155	1,710	1.9%	38,783	3.6%
Total	2,427	58,215	65.1%	$722,919	66.4%

Geographic Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	540	10,440	11.7%	$132,136	12.1%
Ohio	277	8,534	9.5%	67,392	6.2%
Florida	251	4,427	4.9%	66,038	6.1%
Illinois	153	4,672	5.2%	64,614	5.9%
Georgia	166	3,427	3.8%	40,574	3.7%
California	61	3,344	3.7%	39,841	3.7%
Indiana	131	4,499	5.0%	38,957	3.6%
Pennsylvania	101	3,753	4.2%	38,517	3.5%
North Carolina	148	3,259	3.6%	35,017	3.2%
Michigan	170	1,978	2.2%	34,657	3.2%
Total	1,998	48,333	53.8%	$557,743	51.2%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 23

Q4 2020 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Metropolitan Statistical Area (MSA) Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Chicago, IL	97	3,984	4.5%	$55,062	5.0%
Dallas, TX	107	3,411	3.8%	41,321	3.8%
Atlanta, GA	73	2,470	2.8%	25,515	2.3%
New York, NY	24	1,094	1.2%	24,283	2.2%
Phoenix, AZ	48	1,327	1.5%	22,834	2.1%
Houston, TX	85	2,330	2.6%	22,199	2.0%
Boston, MA	20	1,505	1.7%	21,158	1.9%
Philadelphia, PA	36	1,124	1.3%	20,186	1.9%
Cincinnati, OH	42	2,315	2.6%	18,548	1.7%
Indianapolis, IN	41	1,721	1.9%	17,151	1.6%
Total	573	21,281	23.9%	$268,257	24.5%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 24

Q4 2020 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Income (unaudited, square feet and dollars in thousands)

Tenant	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	25	1,496	1.7%	$52,273	4.8%	CCC+
Dollar Tree/Family Dollar	116	3,381	3.8%	38,859	3.6%	BBB
Dollar General	404	3,743	4.2%	34,667	3.2%	BBB
Walgreens	93	1,321	1.5%	32,730	3.0%	BBB
FedEx	42	2,741	3.1%	28,914	2.7%	BBB
CVS	91	1,304	1.5%	28,774	2.6%	BBB
BJ's Wholesale Club	3	2,223	2.5%	20,800	1.9%	BB
LA Fitness	24	1,049	1.2%	20,418	1.9%	CCC+
Albertson's	26	1,536	1.7%	18,628	1.7%	BB-
PetSmart	14	886	1.0%	17,648	1.6%	B-
Goodyear	7	4,728	5.3%	17,421	1.6%	B+
Tractor Supply	61	1,274	1.4%	16,583	1.5%	BBB
General Service Administration	14	704	0.8%	16,044	1.5%	AA+
At Home	5	1,406	1.6%	12,235	1.1%	B
Advance Auto Parts	104	716	0.8%	11,903	1.1%	BBB-
Home Depot	9	1,751	2.0%	11,836	1.1%	A
Lowe's	14	1,751	2.0%	11,442	1.0%	BBB+
Merrill Lynch	1	482	0.5%	11,104	1.0%	A-
Total	1,053	32,492	36.6%	$402,279	36.9%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 25

Q4 2020 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands)

Industry	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Administration & Support Services	3	425	0.5%	$3,960	0.4%
Agricultural	2	137	0.2%	1,245	0.1%
Education	5	219	0.2%	2,179	0.2%
Entertainment & Recreation	37	1,675	1.9%	39,382	3.6%
Finance	155	1,710	1.9%	38,783	3.6%
Government & Public Services	19	859	1.0%	17,728	1.6%
Healthcare	8	802	0.9%	11,458	1.1%
Information & Communication	7	389	0.4%	5,357	0.5%
Insurance	12	1,155	1.3%	24,118	2.2%
Logistics	45	3,443	3.8%	34,669	3.2%
Manufacturing	52	16,747	18.7%	97,913	9.0%
Mining & Natural Resources	5	424	0.5%	6,793	0.6%
Other Services	12	473	0.5%	3,944	0.4%
Professional Services	45	2,881	3.2%	37,063	3.4%
Rental	12	885	1.0%	9,521	0.9%
Restaurants - Casual Dining	305	3,738	4.2%	131,318	12.0%
Restaurants - Quick Service	766	2,978	3.3%	93,014	8.5%
Retail - Apparel & Jewelry	15	1,380	1.5%	16,537	1.5%
Retail - Department Stores	13	1,028	1.1%	8,298	0.8%
Retail - Discount	550	9,026	10.1%	90,430	8.3%
Retail - Electronics & Appliances	15	1,589	1.8%	10,519	1.0%
Retail - Gas & Convenience	126	731	0.8%	34,944	3.2%
Retail - Grocery & Supermarket	69	4,300	4.8%	49,697	4.6%
Retail - Hobby, Books & Music	16	2,106	2.4%	12,873	1.2%
Retail - Home & Garden	111	8,878	9.9%	65,158	6.0%
Retail - Home Furnishings	48	2,567	2.9%	28,623	2.6%
Retail - Internet	1	1,423	1.6%	6,797	0.6%
Retail - Medical Services	68	548	0.6%	12,133	1.1%
Retail - Motor Vehicle	183	6,138	6.9%	48,848	4.5%
Retail - Office Supply	2	36	—%	587	—%
Retail - Pet Supply	18	944	1.1%	18,704	1.7%
Retail - Pharmacy	199	3,025	3.4%	68,376	6.3%
Retail - Specialty (Other)	22	538	0.6%	5,966	0.5%
Retail - Sporting Goods	24	1,881	2.1%	25,389	2.3%
Retail - Warehouse Clubs	5	2,466	2.8%	22,989	2.1%
Other	18	231	0.2%	5,485	0.4%
Total	2,993	87,775	98.1%	$1,090,798	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 26

Q4 2020 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	151	1,719	1.9%	$27,157	2.5%
Alaska	3	25	—%	806	0.1%
Arizona	78	1,971	2.2%	33,060	3.0%
Arkansas	94	1,179	1.3%	13,715	1.3%
California	61	3,344	3.7%	39,841	3.7%
Colorado	44	1,670	1.9%	24,960	2.3%
Connecticut	14	85	0.1%	1,831	0.2%
Delaware	7	69	0.1%	1,307	0.1%
Florida	251	4,427	4.9%	66,038	6.1%
Georgia	166	3,427	3.8%	40,574	3.7%
Idaho	17	143	0.2%	3,377	0.3%
Illinois	153	4,672	5.2%	64,614	5.9%
Indiana	131	4,499	5.0%	38,957	3.6%
Iowa	46	1,067	1.2%	12,390	1.1%
Kansas	41	2,207	2.5%	9,945	0.9%
Kentucky	75	1,979	2.2%	21,870	2.0%
Louisiana	89	2,769	3.1%	28,336	2.6%
Maine	25	692	0.8%	8,979	0.8%
Maryland	27	596	0.7%	14,299	1.3%
Massachusetts	27	2,251	2.5%	26,248	2.4%
Michigan	170	1,978	2.2%	34,657	3.2%
Minnesota	53	1,084	1.2%	13,660	1.2%
Mississippi	73	1,907	2.1%	14,593	1.3%
Missouri	146	1,679	1.9%	22,477	2.1%
Montana	9	115	0.1%	2,021	0.2%
Nebraska	20	372	0.4%	6,022	0.6%
Nevada	30	743	0.8%	8,888	0.8%
New Hampshire	16	240	0.3%	4,101	0.4%
New Jersey	29	1,601	1.8%	34,387	3.1%
New Mexico	41	763	0.8%	10,003	0.9%
New York	69	1,483	1.7%	26,004	2.4%
North Carolina	148	3,259	3.6%	35,017	3.2%
North Dakota	12	211	0.2%	4,406	0.4%
Ohio	277	8,534	9.5%	67,392	6.2%
Oklahoma	74	1,764	2.0%	25,145	2.3%
Oregon	12	85	0.1%	1,918	0.2%
Pennsylvania	101	3,753	4.2%	38,517	3.5%
Rhode Island	4	141	0.2%	2,259	0.2%
South Carolina	100	2,198	2.5%	22,142	2.0%
South Dakota	11	172	0.2%	2,072	0.2%
Tennessee	105	2,875	3.2%	28,072	2.6%
Texas	540	10,440	11.7%	132,136	12.1%
Utah	11	515	0.6%	5,801	0.5%
Vermont	6	53	0.1%	1,140	0.1%
Virginia	98	2,462	2.7%	29,604	2.7%
Washington	26	607	0.7%	10,522	1.0%
West Virginia	36	227	0.3%	5,361	0.5%
See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 27

Q4 2020 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Wisconsin	103	1,284	1.4%	20,467	1.9%
Wyoming	8	69	0.1%	1,375	0.1%
Territories
Puerto Rico	3	88	0.1%	2,335	0.2%
Total	3,831	89,493	100.0%	$1,090,798	100.0%

Percentages based on Annualized Rental Income.

Puerto Rico: 3 Properties, 0.2%
PACIFIC NORTHWEST
75 Properties
1.8%
MIDWEST
886 Properties
21.1%
NORTHEAST
190 Properties
9.6%
MID-ATLANTIC
621 Properties
16.4%
PACIFIC SOUTHWEST
265 Properties
11.2%
SOUTHWEST
797 Properties
18.3%
SOUTHEAST
994 Properties
21.4%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 28

Q4 2020 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2021	131	6,154	6.9%	$54,379	5.0%
2022	231	7,660	8.6%	69,463	6.4%
2023	274	4,579	5.1%	60,387	5.5%
2024	247	9,852	11.0%	119,653	11.0%
2025	304	5,208	5.9%	67,482	6.2%
2026	249	8,873	10.0%	85,297	7.8%
2027	331	6,778	7.6%	94,935	8.7%
2028	326	5,892	6.6%	70,435	6.5%
2029	154	5,805	6.5%	55,251	5.1%
2030	104	4,776	5.4%	57,969	5.3%
Thereafter	642	22,198	24.5%	355,547	32.5%
Total	2,993	87,775	98.1%	$1,090,798	100.0%
See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 29

Q4 2020 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2021
Retail	49	584	0.7%	$9,333	0.9%
Restaurant	56	306	0.3%	7,235	0.6%
Industrial	8	3,839	4.3%	13,941	1.3%
Office	16	1,425	1.6%	23,810	2.2%
Other (1)	2	—	—%	60	—%
Total 2021	131	6,154	6.9%	$54,379	5.0%

2022
Retail	142	1,553	1.7%	$24,483	2.3%
Restaurant	54	241	0.3%	6,478	0.6%
Industrial	21	4,709	5.3%	16,579	1.5%
Office	13	1,157	1.3%	21,850	2.0%
Other (1)	1	—	—%	73	—%
Total 2022	231	7,660	8.6%	$69,463	6.4%

2023
Retail	173	2,298	2.6%	$30,261	2.8%
Restaurant	72	290	0.3%	7,688	0.7%
Industrial	18	1,411	1.6%	12,195	1.1%
Office	7	580	0.6%	10,040	0.9%
Other (1)	4	—	—%	203	—%
Total 2023	274	4,579	5.1%	$60,387	5.5%

2024
Retail	137	2,373	2.7%	$33,998	3.1%
Restaurant	71	311	0.3%	8,226	0.8%
Industrial	13	3,533	3.9%	16,430	1.5%
Office	24	3,635	4.1%	60,805	5.6%
Other (1)	2	—	—%	194	—%
Total 2024	247	9,852	11.0%	$119,653	11.0%

___________________________________
(1)Includes redevelopment property, billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 30

Q4 2020 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2025
Retail	194	2,425	2.7%	$33,056	3.0%
Restaurant	90	342	0.4%	9,778	0.9%
Industrial	13	1,853	2.1%	15,066	1.4%
Office	7	588	0.7%	9,582	0.9%
Total 2025	304	5,208	5.9%	$67,482	6.2%

2026
Retail	106	1,943	2.2%	$24,622	2.3%
Restaurant	116	505	0.6%	17,402	1.6%
Industrial	15	5,523	6.2%	24,258	2.2%
Office	11	902	1.0%	18,869	1.7%
Other (1)	1	—	—%	146	—%
Total 2026	249	8,873	10.0%	$85,297	7.8%

2027
Retail	245	3,857	4.3%	$50,987	4.7%
Restaurant	72	595	0.7%	23,059	2.1%
Industrial	10	1,771	2.0%	12,730	1.2%
Office	4	555	0.6%	8,159	0.7%
Other (1)	—	—	—%	—	—%
Total 2027	331	6,778	7.6%	$94,935	8.7%

2028
Retail	189	2,910	3.3%	$37,472	3.4%
Restaurant	111	483	0.5%	13,270	1.2%
Industrial	19	2,166	2.4%	14,363	1.3%
Office	7	333	0.4%	5,330	0.6%
Total 2028	326	5,892	6.6%	$70,435	6.5%
___________________________________
(1)Includes redevelopment property, billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 31

Q4 2020 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2029
Retail	94	2,250	2.5%	$27,852	2.6%
Restaurant	52	321	0.4%	10,171	0.9%
Industrial	6	3,024	3.4%	13,810	1.3%
Office	2	210	0.2%	3,418	0.3%
Total 2029	154	5,805	6.5%	$55,251	5.1%

2030
Retail	74	3,367	3.8%	$43,730	4.0%
Restaurant	23	183	0.2%	3,913	0.3%
Industrial	6	1,127	1.3%	4,246	0.4%
Office	1	99	0.1%	6,080	0.6%
Total 2030	104	4,776	5.4%	$57,969	5.3%

Thereafter
Retail	296	9,916	11.0%	$179,567	16.4%
Restaurant	322	3,064	3.3%	114,669	10.5%
Industrial	17	8,510	9.5%	49,115	4.5%
Office	4	708	0.7%	11,981	1.1%
Other (1)	3	—	—%	215	—%
Total Thereafter	642	22,198	24.5%	$355,547	32.5%

Total Remaining Lease Expirations	2,993	87,775	98.1%	$1,090,798	100.0%
___________________________________
(1)Includes redevelopment property, billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 32

Q4 2020 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Rent Escalations
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Fixed dollar or percent increase	1,903	61,363	68.6%	$765,744	70.2%
CPI	169	7,656	8.6%	112,520	10.3%
Flat	921	18,756	20.9%	212,534	19.5%
Total	2,993	87,775	98.1%	$1,090,798	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 33

Q4 2020 SUPPLEMENTAL INFORMATION

Lease Summary (cont.) (unaudited)

Tenant Expense Obligation
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
NNN	2,080	53,372	59.6%	$692,433	63.5%
NN	888	33,290	37.3%	371,468	34.0%
Other (1)	25	1,113	1.2%	26,897	2.5%
Total	2,993	87,775	98.1%	$1,090,798	100.0%
___________________________________
(1)Includes gross, modified gross, and billboard leases.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 34

Q4 2020 SUPPLEMENTAL INFORMATION

Property Type Diversification and Rent Coverage (unaudited, square feet and dollars in thousands)

Property Type Diversification

Property Type	Number of Properties (1)	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Retail (1)	2,071	34,187	38.2%	$495,361	45.4%
Restaurant	1,521	6,990	7.8%	221,889	20.3%
Industrial	158	37,477	41.9%	192,733	17.7%
Office	71	10,839	12.1%	179,924	16.5%
Other (2)	10	—	—%	891	0.1%
Total	3,831	89,493	100.0%	$1,090,798	100.0%
___________________________________
(1) Includes seven anchored shopping centers, representing 1.5% of Annualized Rental Income.
(2) Includes redevelopment property, billboards, construction in progress, land and parking lots.

Rent Coverage
The following table shows weighted-average rent coverage for retail and restaurant properties calculated as our tenants' property level EBITDAR (earnings before interest, tax, depreciation, amortization and rent), prior to the deduction of any corporate overhead expenses, for the most recently provided trailing twelve-month period, divided by annualized December 2020 rent per the lease terms. (1) (2)

Property Type	Number of Properties (3)	2020 Rent Coverage
Retail and Restaurant	1,430	2.36x
__________________________________
(1)47.9% of tenant financial information analyzed reflects periods ended March 31, 2020 or prior.
(2)In certain cases, property level EBITDAR reflects a period of less than twelve months, annualized.
(3)Property level performance data was collected for 90.3% of retail and restaurant properties required to provide unit level financial information, representing 45.1% of retail and restaurant properties owned at December 31, 2020 (excluding vacant and dark properties; percentages based on property count).

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 35

Q4 2020 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Retail (unaudited, percentages based on Annualized Rental Income of the retail properties)

____________________________________________________
______________________________________________________

Lease Expirations

1.9%
4.9%
6.1%
6.9%
6.7%
5.0%
10.3%
7.6%
5.6%
8.8%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Geographic Diversification
Texas
13.8%
Florida
6.4%
Ohio
5.4%
Michigan
5.0%
Illinois
4.9%
Georgia
4.1%
North Carolina
3.5%
Arizona
3.4%
Louisiana
3.3%
Alabama
3.3%

_________________________________________________

MSA Diversification

Chicago, IL
4.4%
Dallas, TX
3.0%
Atlanta, GA
2.5%
Detroit, MI
2.0%
Austin, TX
2.0%
Miami, FL
1.8%
Houston, TX
1.8%
Phoenix, AZ
1.7%
Cleveland, OH
1.6%
TX non-metropolitan
1.6%

_________________________________________________

Statistics (square feet in thousands)

Operating Properties	2,071
Rentable Square Feet	34,187
Economic Occupancy Rate	97.9%
Weighted Average Remaining Lease Term	8.8
Investment-Grade Tenants	49.0%
Flat leases	27.9%
NNN leases	66.1%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 36

Q4 2020 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Restaurants (unaudited, percentages based on Annualized Rental Income of the retail properties)

Tenant Diversification

______________________________________________________

Industry Diversification
Restaurants - Casual Dining
58.5%
Restaurants - Quick Service
41.5%

______________________________________________________

Lease Expirations

3.3%
2.9%
3.5%
3.7%
4.4%
7.8%
10.4%
6.0%
4.6%
1.8%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Geographic Diversification

Texas
Florida
Ohio
Georgia
Michigan
Illinois
North Carolina
Virginia
Indiana
Alabama
11.1%
9.2%
8.5%
6.1%
4.4%
4.3%
4.1%
3.8%
3.8%
3.5%

_________________________________________________

MSA Diversification

Dallas, TX
3.1%
Atlanta, GA
2.9%
Chicago, IL
2.7%
Houston, TX
2.2%
Tampa, FL
2.1%
Detroit, MI
2.0%
Miami, FL
1.5%
Phoenix, AZ
1.5%
Philadelphia, PA
1.4%
Washington, DC
1.4%

_________________________________________________

Statistics (square feet in thousands)

Operating Properties	1,521
Rentable Square Feet	6,990
Economic Occupancy Rate	95.0%
Weighted Average Remaining Lease Term	11.6
Investment-Grade Tenants	3.4%
Flat leases	9.0%
NNN leases	99.3%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 37

Q4 2020 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Industrial (unaudited, percentages based on Annualized Rental Income of the retail properties)

Tenant Diversification
FedEx
15.0%
Goodyear
8.6%
Bed Bath & Beyond
5.0%
Graphic Packaging
4.2%
Bi-Lo, LLC
3.9%
Rubbermaid
3.5%
Amazon
3.5%
General Mills
3.5%
Hanesbrands
3.2%
Home Depot
3.0%

____________________________________________________
______________________________________________________

Lease Expirations

7.2%
8.6%
6.3%
8.5%
7.8%
12.6%
6.6%
7.5%
7.2%
2.2%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Geographic Diversification

Texas
10.8%
Ohio
10.6%
Pennsylvania
6.8%
Indiana
6.0%
Florida
5.9%
Illinois
5.3%
California
5.2%
Louisiana
4.8%
North Carolina
4.5%
Tennessee
4.4%

_________________________________________________

MSA Diversification

Jacksonville, FL
4.8%
New York, NY
4.8%
Monroe, LA
4.2%
Dallas, TX
3.9%
Chicago, IL
3.5%
Winston, NC
3.2%
Memphis, TN
3.0%
Columbia, SC
2.9%
Virginia Beach, VA
2.6%
OH non-metropolitan
2.5%

_________________________________________________

Statistics (square feet in thousands)

Operating Properties	158
Rentable Square Feet	37,477
Economic Occupancy Rate	100.0%
Weighted Average Remaining Lease Term	7.3
Investment-Grade Tenants	36.7%
Flat leases	16.9%
NNN leases	54.4%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2020 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Office (unaudited, percentages based on Annualized Rental Income of the retail properties)

____________________________________________________
______________________________________________________

Lease Expirations
13.2%
12.1%
5.6%
33.8%
5.3%
10.5%
4.5%
3.0%
1.9%
3.4%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Geographic Diversification

New Jersey 12.0%
Illinois 11.4%
Texas 10.2%
Massachusetts 6.4%
California 6.1%
New York 6.0%
Arizona 5.4%
Colorado 5.1%
Oklahoma 5.1%
Indiana 3.9%

_________________________________________________

MSA Diversification
Chicago, IL
11.4%
Dallas, TX
6.6%
Boston, MA
6.4%
Trenton, NJ
6.2%
New York, NY
6.0%
Buffalo, NY
5.6%
Phoenix, AZ
5.4%
San Diego, CA
4.9%
Washington, DC
4.4%
Indianapolis, IN
3.9%

_________________________________________________

Statistics (square feet in thousands)

Operating Properties	71
Rentable Square Feet	10,839
Economic Occupancy Rate	94.0%
Weighted Average Remaining Lease Term	4.3
Investment-Grade Tenants	56.4%
Flat leases	11.8%
NNN leases	22.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 39

Q4 2020 SUPPLEMENTAL INFORMATION

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands)

Unconsolidated Joint Venture Investments
The following table summarizes the Company's investments in Unconsolidated Joint Ventures as of December 31, 2020.

Joint Venture	Legal Ownership Percentage (1)	Property Type	Number of Properties	Pro Rata Share of Gross Real Estate Investments	Pro Rata Share of Rentable Square Feet	Pro Rata Share of Annualized Rental Income	Pro Rata Share of Adjusted Principal Outstanding
Industrial partnership	20%	Industrial	7	$131,788	1,409	$8,154	$86,006
Office partnership	20%	Office	4	33,857	145	3,196	20,510
Total				$165,645	1,554	$11,350	$106,516
__________________________________
(1)Legal ownership percentage may, at times, not equal the Company's economic interest because of various provisions in the joint venture agreements regarding capital contributions, distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2020 SUPPLEMENTAL INFORMATION

Definitions (unaudited, in thousands, except share and per share data)

Annualized Rental Income is rental revenue under our leases on Operating Properties on a straight-line basis, which includes the effect of rent escalations and any tenant concessions, such as free rent, and our pro rata share of such revenues from properties owned by Unconsolidated Joint Ventures. Annualized Rental Income excludes any adjustments to rental income due to changes in the collectability assessment, contingent rent, such as percentage rent, and operating expense reimbursements. Management uses Annualized Rental Income as a basis for tenant, industry and geographic concentrations and other metrics within the portfolio. Annualized Rental Income is not indicative of future performance.

Cash Cap Rate for real estate properties equals the estimated future 12-month Cash NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cash Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cash Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases. For mezzanine positions, the acquisition Cash Cap Rate equals the annual interest rate or cumulative preferred return rate and the disposition Cash Cap Rate equals the annual interest or cumulative preferred return divided by gross proceeds.

Contract Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and the Company's pro rata share of such revenues from properties owned by Unconsolidated Joint Ventures. Contract Rental Revenue excludes GAAP adjustments, such as straight-line rent and amortization of above-market lease assets and below-market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease, and omits the Contract Rental Revenue related to Excluded Properties. The Company believes that Contract Rental Revenue is a useful non-GAAP supplemental measure to investors and analysts for assessing performance. However, Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of Contract Rental Revenue for the year and three months ended December 31, 2020 and 2019 (dollar amounts in thousands):

	Year Ended December 31,		Three Months Ended December 31,
	2020	2019	2020	2019
Rental revenue - as reported	$1,158,285	$1,237,234	$287,431	$305,363
Adjustments:
Costs reimbursed related to CAM, property operating expenses and ground leases	(99,411)	(108,365)	(23,881)	(27,954)
Straight-line rent	(25,161)	(28,032)	(7,108)	(7,107)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	3,357	2,538	1,428	504
Net direct financing lease adjustments	1,497	1,617	379	387
Other non-contract rental revenue	(3,234)	(249)	1,831	9
Proportionate share of amounts for Unconsolidated Joint Ventures	10,975	5,170	2,953	2,031
Contract Rental Revenue - Excluded Properties	—	(289)	—	—
Contract Rental Revenue	$1,046,308	$1,109,624	$263,033	$273,233

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Q4 2020 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

COVID-19 Lease Concessions Relief refers to eligible concessions where, in accordance with the question-and-answer document, Accounting for Lease Concessions Related to the Effects of the COVID-19 Pandemic, issued by the Financial Accounting Standards Board, the Company has elected to not apply the lease modification guidance in Accounting Standards Codification (“ASC”) Topic 842, Leases (“ASC 842”). Eligible concessions are changes to the lease agreement related to the effects of COVID-19 that provide a deferral of payments with no substantive changes to the consideration of the original contract. The Company accounts for eligible deferral concessions as if there were no changes made to the lease agreement and, accordingly, continues to recognize income and increases the lease receivable. Ineligible concessions are accounted for as a lease modification under ASC 842, which requires the Company to reevaluate the lease classification and remeasure and reallocate the consideration over the remaining lease term, and include any prepaid rent liabilities and accrued rent assets relating to the original lease as part of the lease payments for the modified lease.
CPI is a lease in which base rent is adjusted based on changes in a consumer price index.
Direct Financing Lease is a lease that requires specific treatment due to the significance of the lease payments from the inception of the lease compared to the fair value of the property, term of the lease, a transfer of ownership, or a bargain purchase option. These leases are recorded as a net asset on the balance sheet. The amount booked is calculated as the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term.

Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g., roof, structure, parking lot).

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") and Normalized EBITDA
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("Nareit"), an industry trade group, has promulgated a supplemental performance measure known as Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate. Nareit defines EBITDAre as net income or loss computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization, impairment write-downs on real estate, gains or losses from disposition of property and our pro rata share of EBITDAre adjustments related to unconsolidated partnerships and joint ventures. We calculated EBITDAre in accordance with Nareit's definition described above.
In addition to EBITDAre, we use Normalized EBITDA as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Normalized EBITDA, as defined by the Company, represents EBITDAre, modified to exclude non-routine items such as acquisition-related expenses, litigation and non-routine costs, net, net revenue or expense earned or incurred that is related to the services agreement associated with a discontinued operation, gains or losses on sale of investment securities or mortgage notes receivable, payments on fully reserved loan receivables and restructuring expenses. We also exclude certain non-cash items such as impairments of goodwill, intangible and right of use assets, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, write-off of program development costs, and amortization of intangibles, above-market lease assets and below-market lease liabilities. Normalized EBITDA omits the Normalized EBITDA impact of Excluded Properties. Management believes that excluding these costs from EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. Therefore, EBITDAre and Normalized EBITDA should not be considered as an alternative to net income, as computed in accordance with GAAP. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. EBITDAre and Normalized EBITDA may not be comparable to similarly titled measures of other companies.

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Q4 2020 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

	Year Ended December 31,
	2020	2019
Net income (loss)	$201,219	$(307,106)
Adjustments:
Interest expense	265,660	278,574
Depreciation and amortization	452,008	481,995
Provision for income taxes	4,513	4,262
Proportionate share of adjustments for unconsolidated entities	8,430	3,966
Gain on disposition of real estate assets, including joint ventures, net	(95,823)	(292,654)
Impairment of real estate	61,723	47,091
EBITDAre	$897,730	$216,128
Impairment of intangibles and right of use assets	3,352	—
Payments received on fully reserved loans	—	(133)
Acquisition-related expenses	4,790	4,337
Litigation and non-routine costs, net	2,348	815,422
Loss on investments	294	493
Loss on derivative instruments, net	85,392	58
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	3,357	2,538
Loss on extinguishment and forgiveness of debt, net	1,486	17,910
Net direct financing lease adjustments	1,497	1,617
Restructuring expenses	—	10,505
Other adjustments, net	(4,078)	(2,686)
Proportionate share of adjustments for unconsolidated entities	(836)	(155)
Adjustment for Excluded Properties	—	(257)
Normalized EBITDA	$995,332	$1,065,777

Economic Occupancy Rate equals the sum of Leased Square Feet divided by Rentable Square Feet.
Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.
Excluded Properties are properties for which (i) the related mortgage loan is in default, and (ii) management decides to transfer the properties to the lender in connection with settling the mortgage note obligation. Certain non-GAAP measures and operating metrics omit the impact of such properties for the month beginning with the date that such criteria are met in order to better reflect the ongoing operations of the Company.
At and during the three months ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, and December 31, 2019, there were no Excluded Properties owned. During the year ended December 31, 2019, there was one Excluded Property sold through a foreclosure by the lender on July 2, 2019, with Principal Outstanding of $19.5 million prior to its disposition.
Fixed Charge Coverage Ratio is the sum of (i) Interest Expense, excluding non-cash amortization, (ii) secured debt principal amortization on Adjusted Principal Outstanding and (iii) dividends attributable to preferred shares divided by Normalized EBITDA. Management believes that Fixed Charge Coverage Ratio is a useful supplemental measure of our ability to satisfy fixed financing obligations.

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Q4 2020 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

Flat Lease is a lease that requires equal rent payments, with no increases, throughout the initial term of the lease agreement. A Flat Lease may include a period of free rent at the beginning or end of the lease.
Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO")
Due to certain unique operating characteristics of real estate companies, as discussed below, Nareit has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. FFO is not equivalent to our net income or loss as determined under GAAP.
Nareit defines FFO as net income or loss computed in accordance with GAAP adjusted for gains or losses from disposition of property, depreciation and amortization of real estate assets, impairment write-downs on real estate, and our pro rata share of FFO adjustments related to unconsolidated partnerships and joint ventures. We calculate FFO in accordance with Nareit's definition described above.
In addition to FFO, we use AFFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition-related expenses, litigation and non-routine costs, net, net revenue or expense earned or incurred that is related to the services agreement associated with a discontinued operation, gains or losses on sale of investment securities or mortgage notes receivable, payments on fully reserved loan receivables and restructuring expenses. We also exclude certain non-cash items such as impairments of goodwill, intangible and right of use assets, straight-line rent, net direct financing lease adjustments, gains or losses on derivatives, reserves for loan loss, gains or losses on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, premiums and discounts on debt and investments, above-market lease assets and below-market lease liabilities. We omit the impact of the Excluded Properties and related non-recourse mortgage notes from FFO to calculate AFFO. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other publicly-traded REITs, as AFFO, or an equivalent measure, is routinely reported by publicly-traded REITs, and we believe often used by analysts and investors for comparison purposes.
For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, Nareit, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.

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Q4 2020 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

	Year Ended
	December 31, 2020	December 31, 2019
Net income (loss)	$201,219	$(307,106)
Dividends on Series F Preferred Stock	(44,590)	(68,488)
Gain on disposition of real estate assets, net	(95,823)	(292,654)
Depreciation and amortization of real estate assets	450,413	480,064
Impairment of real estate	61,723	47,091
Proportionate share of adjustments for unconsolidated entities	5,369	2,721
FFO attributable to common stockholders and limited partners	$578,311	$(138,372)

Weighted-average shares outstanding - basic	217,548,175	199,627,994
Effect of weighted-average Limited Partner OP Units and dilutive securities (1)	313,830	4,018,964
Weighted-average shares outstanding - diluted (2)	217,862,005	203,646,958

FFO attributable to common stockholders and limited partners per diluted share (3)	$2.65	$(0.68)

Acquisition-related expenses	4,790	4,337
Litigation and non-routine costs, net	2,348	815,422
Impairment of intangibles and right of use assets	3,352	—
Payments received on fully reserved loans	—	(133)
Loss on investments	294	493
Loss on derivative instruments, net	85,392	58
Amortization of premiums and discounts on debt and investments, net	(1,445)	(5,312)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	3,357	2,538
Net direct financing lease adjustments	1,497	1,617
Amortization and write-off of deferred financing costs	15,115	15,464
Loss on extinguishment and forgiveness of debt, net	1,486	17,910
Straight-line rent	(25,161)	(28,032)
Equity-based compensation	12,402	12,251
Restructuring expenses	—	10,505
Other adjustments, net	(2,488)	(773)
Proportionate share of adjustments for unconsolidated entities	(848)	(1,005)
Adjustment for Excluded Properties	—	(33)
AFFO attributable to common stockholders and limited partners	$678,402	$706,935

Weighted-average shares outstanding - basic	217,548,175	199,627,994
Effect of weighted-average Limited Partner OP Units and dilutive securities (1)	313,830	4,018,964
Weighted-average shares outstanding - diluted (2)	217,862,005	203,646,958

AFFO attributable to common stockholders and limited partners per diluted share	$3.11	$3.47
(1)Amount is reduced by 4.0 million limited partner OP Units that were surrendered and canceled during the three months ended December 31, 2019 due to the settlement of the Company's class action litigation. Dilutive securities include unvested restricted stock units and stock options.
(2)Weighted-average shares for all periods presented exclude the effect of the Company's convertible debt which was fully repaid in cash as of December 31, 2020 and the underlying restricted stock units that would not have met the vesting criteria based on certain performance targets as of the end of the respective reporting period.

GAAP is an abbreviation for generally accepted accounting principles in the United States.
Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).

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Q4 2020 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

Gross Real Estate Investments represent total gross real estate and related assets of Operating Properties, equity investments in the Cole REITs, investment in direct financing leases, investment securities backed by real estate and mortgage notes receivable, and the Company's pro rata share of such amounts related to properties owned by Unconsolidated Joint Ventures, net of gross intangible lease liabilities. We believe that the presentation of Gross Real Estate Investments, which shows our total investments in real estate and related assets, in connection with Net Debt, provides useful information to investors to assess our overall financial flexibility, capital structure and leverage. Gross Real Estate Investments should not be considered as an alternative to the Company's real estate investments balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of Gross Real Estate Investments to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Total real estate investments, at cost - as reported	$14,603,626	$14,610,097	$14,714,616	$14,751,458	$14,843,870
Adjustments:
Investment in Cole REITs	7,255	6,943	6,867	7,009	7,552
Gross assets held for sale	91,341	2,379	54,046	104,064	36,210
Investment in direct financing leases, net	6,547	8,198	8,579	8,951	9,341
Mortgage notes receivable, net	—	15,727	9,959	—	—
Gross intangible lease liabilities	(227,442)	(227,165)	(236,324)	(236,378)	(242,898)
Proportionate share of amounts for Unconsolidated Joint Ventures	165,643	205,678	146,886	146,852	121,873
Gross Real Estate Investments	$14,646,970	$14,621,857	$14,704,629	$14,781,956	$14,775,948
Implied Equity Market Capitalization equals shares of common stock outstanding, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange.
Industry is derived from the North American Industry Classification System, NAICS, which is a system used by federal statistical agencies to classify business establishments, for the purpose of collecting, analyzing, and publishing statistical data related to the U.S. business economy.
Interest Coverage Ratio equals Normalized EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations.
Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt and the Company's pro rata share of the Unconsolidated Joint Ventures' outstanding principal balance. This measure excludes (i) the amortization of deferred financing costs, premiums and discounts, which is included in interest expense in accordance with GAAP, and (ii) the impact of Excluded Properties and related non-recourse mortgage notes. We believe that the presentation of Interest Expense, excluding non-cash amortization, which shows the interest expense on our contractual debt obligations, provides useful information to investors to assess our overall solvency and financial flexibility. Interest Expense, excluding non-cash amortization should not be considered as an alternative to the Company's interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of Interest Expense, excluding non-cash amortization to interest expense presented in accordance with GAAP on the statements of operations for the periods presented (dollar amounts in thousands):

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Q4 2020 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

	Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Interest expense - as reported	$68,416	$66,935	$65,613	$64,696	$69,628
Adjustments:
Amortization of deferred financing costs and other non-cash charges	(6,189)	(3,212)	(2,995)	(2,924)	(5,395)
Amortization of net premiums	120	299	459	772	1,569
Proportionate share of amounts for Unconsolidated Joint Ventures	806	691	559	579	490
Interest Expense, excluding non-cash amortization	$63,153	$64,713	$63,636	$63,123	$66,292
Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher.  The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable.
Leased Square Feet is Rentable Square Feet leased (including month-to-month agreements).
Metropolitan Statistical Area (MSA) is a large metropolitan area represented by a large group of zip codes, as defined by Real Capital Analytics.
Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant.
Net Debt, Principal Outstanding and Adjusted Principal Outstanding
Principal Outstanding is a non-GAAP measure that represents the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. Adjusted Principal Outstanding includes the Company's pro rata share of the Unconsolidated Joint Ventures' outstanding principal debt balance. We believe that the presentation of Principal Outstanding and Adjusted Principal Outstanding, which show our contractual debt obligations, provides useful information to investors to assess our overall financial flexibility, capital structure and leverage. Principal Outstanding and Adjusted Principal Outstanding should not be considered as alternatives to the Company's consolidated debt balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.
Net Debt is a non-GAAP measure used to show the Company's Adjusted Principal Outstanding, less all cash and cash equivalents and the Company's pro rata share of the Unconsolidated Joint Ventures' cash and cash equivalents. We believe that the presentation of Net Debt provides useful information to investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
The following table shows a reconciliation of Net Debt, Principal Outstanding and Adjusted Principal Outstanding to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

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Q4 2020 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Mortgage notes payable, net	$1,328,835	$1,330,174	$1,393,652	$1,405,701	$1,528,134
Corporate bonds, net	4,584,230	3,406,389	3,404,935	2,814,474	2,813,739
Convertible debt, net	—	252,077	270,152	319,120	318,183
Credit facility, net	—	896,630	896,314	1,767,306	1,045,669
Total debt - as reported	5,913,065	5,885,270	5,965,053	6,306,601	5,705,725
Deferred financing costs, net	44,573	39,204	41,152	37,896	39,721
Net discounts (premiums)	25,557	12,343	11,860	6,389	5,413
Principal Outstanding	5,983,195	5,936,817	6,018,065	6,350,886	5,750,859
Proportionate share of amounts for Unconsolidated Joint Ventures	106,516	106,516	68,360	68,360	53,850
Adjusted Principal Outstanding	$6,089,711	$6,043,333	$6,086,425	$6,419,246	$5,804,709
Cash and cash equivalents	(523,539)	(207,321)	(278,883)	(600,945)	(12,921)
Pro rata share of Unconsolidated Joint Ventures' cash and cash equivalents	(1,619)	(3,776)	(3,433)	(2,567)	(1,480)
Net Debt	$5,564,553	$5,832,236	$5,804,109	$5,815,734	$5,790,308
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. We believe that the presentation of Net Debt Leverage Ratio provides useful information to investors because our management reviews Net Debt Leverage Ratio as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the respective quarter Normalized EBITDA multiplied by four. We believe that the presentation of Net Debt to Normalized EBITDA Annualized provides useful information to investors because our management reviews Net Debt to Normalized EBITDA Annualized as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Operating Income ("NOI") and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents total revenues less property operating expenses and excludes fee revenue earned for services to our unconsolidated real estate joint ventures, impairment, depreciation and amortization, general and administrative expenses, acquisition-related expenses, litigation and non-routine costs, net and restructuring expenses. Cash NOI excludes the impact of certain GAAP adjustments included in rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. Cash NOI includes the pro rata share of such amounts from properties owned by Unconsolidated Joint Ventures and omits the Cash NOI impact of Excluded Properties. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to operating income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of NOI and Cash NOI for the periods presented (dollar amounts in thousands):

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Q4 2020 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

	Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Total revenues	$287,909	$295,278	$278,997	$299,182	$305,685
Less total operating expenses	(195,693)	(172,917)	(168,962)	(170,965)	(196,373)
Partnership fee revenue	(478)	(1,586)	(421)	(596)	(322)
Acquisition-related expenses	1,048	1,050	1,169	1,523	1,168
Litigation and non-routine costs, net	10,925	105	(118)	(8,564)	8,659
General and administrative	15,399	14,774	16,120	15,056	16,966
Depreciation and amortization	108,138	109,191	110,599	124,080	112,307
Impairment of real estate	28,204	16,397	12,094	8,380	22,851
Restructuring expenses	—	—	—	—	356
NOI	255,452	262,292	249,478	268,096	271,297
Straight-line rent	(7,108)	(12,595)	(3,404)	(2,054)	(7,107)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,428	393	788	748	504
Net direct financing lease adjustments	379	381	372	365	387
Proportionate share of amounts for Unconsolidated Joint Ventures	2,799	2,876	2,475	2,404	1,920
Cash NOI - Excluded Properties	—	—	—	—	3
Cash NOI	$252,950	$253,347	$249,709	$269,559	$267,004
Normalized Cash NOI equals our Cash NOI for our most recently reported quarter and eliminates the Cash NOI for properties acquired or developments completed during the most recently reported quarter and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. Additionally, Normalized Cash NOI eliminates the Cash NOI contributed by properties disposed of during the most recently reported period. It is management's view that Normalized Cash NOI provides investors relevant and useful information because it reflects only the Cash NOI of properties owned as of the most recent reporting period. Normalized Cash NOI should not be considered as an alternative to operating income.
Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four.
Operating Properties refers to all properties owned and consolidated by the Company except Excluded Properties as of the reporting date.
Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Rentable Square Feet is leasable square feet of Operating Properties and the Company's pro rata share of leasable square feet of properties owned by Unconsolidated Joint Ventures. Rentable Square Feet at December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, and December 31, 2019 excludes the square feet of one redevelopment property.
Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Unconsolidated Joint Ventures include the Company's investments in unconsolidated joint ventures formed to acquire and own real estate properties and exclude other investments in unconsolidated entities.
Unencumbered Asset Ratio equals unencumbered Gross Real Estate Investments divided by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is a useful supplemental measure of our overall liquidity and leverage.
Weighted Average Remaining Lease Term is the number of years remaining on each respective lease, weighted based on Annualized Rental Income.

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